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                                                                   Exhibit 10.20

                             PRIME RESPONSE, INC.

                          WARRANT PURCHASE AGREEMENT
                          --------------------------

     This Agreement dated as of December 6, 1999 is entered into by and among Prime Response, Inc. (f/k/a Prime Response Group, Inc.), a Delaware corporation (the "Company"), and Andersen Consulting LLP, an Illinois limited liability partnership (the "Purchaser").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.  Authorization and Sale of Shares.
         --------------------------------

         1.1  Authorization.  The Company has, or before the Closing (as
              -------------
defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of (i) a warrant to purchase up to 500,000 shares of its Common Stock, $.01 par value per share ("Common Stock"), in the form attached hereto as Exhibit A, and (ii) a warrant to purchase up to
                               ---------
500,000 shares of Common Stock, in the form attached hereto as Exhibit B
                                                               ---------
(collectively with the warrant referred to in clause (i) of this sentence, the "Warrants").


         1.2  Sale of Warrants.  Subject to the terms and conditions of this
              ----------------
Agreement, at the Closing the Company will sell and issue to the Purchaser, and the Purchaser will purchase, the Warrants for the aggregate purchase price of $.01 (the "Purchase Price").

     2.  The Closing.  The closing (the "Closing") of the sale and purchase of
         -----------
the Warrants under this Agreement shall take place at the offices of Bingham Dana LLP, 150 Federal Street, Boston, MA simultaneously with the execution hereof, or at such other time, date and place as are mutually agreeable to the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser the Warrants, against payment to the Company of the Purchase Price, by wire transfer or certified check of immediately available funds. The date of the Closing is hereinafter referred to as the "Closing Date."

     3.  Representations of the Company.  The Company hereby represents and
         ------------------------------
warrants to the Purchaser that the representations and warranties of the Company contained in Section 2 of the Common Stock and Warrant Purchase Agreement dated as of the date hereof between the Company and the Purchaser (the "Stock and Warrant Purchase Agreement") are true, complete and correct except as otherwise set forth in any schedule thereto.

     4.  Representations of the Purchaser.  The Purchaser hereby represents and
         --------------------------------
warrants to the Company that the representations and warranties of the Purchaser contained in Section 3 of the Stock and Warrant Purchase Agreement are true, complete and correct.
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     5.  Conditions to the Obligations of the Purchaser.  The obligation of the
         ----------------------------------------------
Purchaser to purchase Shares at the Closing is subject to the fulfillment, or the waiver by the Purchaser, of each of the following conditions on or before the Closing:

         5.1  Opinion of Counsel.  The Purchaser shall have received an
              ------------------
opinion from Hale and Dorr LLP, counsel for the Company, dated the Closing Date, addressed to the Purchaser, and satisfactory in form and substance to the Purchaser, to the effect set forth on Exhibit C.
                                      ---------

         5.2  Other Agreements.  The Stock and Warrant Purchase Agreement and
              ----------------
Marketing Agreement (as defined in the Stock and Warrant Purchase Agreement) shall have been executed and delivered by the Company.

     6.  Condition to the Obligations of the Company.  The obligations of the
         -------------------------------------------
Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

         6.1  Other Agreements.  The Stock and Warrant Purchase Agreement and
              ----------------
Marketing Agreement (as defined in the Stock and Warrant Purchase Agreement) shall have been executed and delivered by the Purchaser.

     7.  Transfer of Shares.
         ------------------

         7.1  Restricted Shares.  "Restricted Securities" means (i) the
              -----------------
Warrants, (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants, and (iii) any other securities of the Company issued in respect of such shares or Warrants (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however,
                                                          --------  -------
that shares of Common Stock which are Restricted Securities shall cease to be Restricted Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act.

         7.2  Requirements for Transfer.  Restricted Securities shall not be
              -------------------------
sold or transferred unless (i) they first shall have been registered under the Securities Act, (ii) they are transferred to an affiliate in a transaction that is exempt from the registration requirements of the Securities Act, or (iii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer (to persons other than affiliates) is exempt from the registration requirements of the Securities Act.

         7.3  Legend.  Each certificate representing Restricted Securities
              ------
shall bear a legend substantially in the following form:

           "Neither this warrant nor the shares issuable upon the exercise of this warrant have been registered under the Securities Act of 1933, as amended, and neither this warrant nor the shares issuable upon the exercise of this warrant may be offered, sold or otherwise transferred, unless the registration provisions of such Act have been complied with or unless compliance with such provisions is not required."

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The foregoing legend shall be removed from the certificates representing any
Restricted Securities, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

     8.  Miscellaneous.
         -------------

         8.1  Successors and Assigns.  This Agreement shall be binding upon
              ----------------------
and inure to the benefit of the parties and their respective successors and permitted assigns. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

         8.2  Confidentiality.  The Purchaser agrees that it will keep
              ---------------
confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to any financial statements, reports or other materials submitted by the Company to the Purchaser in connection with this Agreement ("Confidential Information"), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this section by the Purchaser); provided, however, that the Purchaser may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, or (ii) as may otherwise be required by law, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.

         8.3  Severability.  The invalidity or unenforceability of any
              ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         8.4  Governing Law.  This Agreement shall be governed by and
              -------------
construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

         8.5  Notices.  All notices, requests, consents, and other
              -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at 150 Cambridge Park Drive, Cambridge, MA 02140,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Fax 617-526-5000, Attention: John
A. Burgess, Esq.; or

     If to the Purchaser, at 333 South Seventh Street, Minneapolis, MN 55402,
Attention: J. Patrick O'Halloran, or at such other address or addresses as may have been furnished to the Company in writing by the Purchaser, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, Attention: Wayne D. Bennett, Esq. and Meerie Joung, Esq.

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     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         8.6  Complete Agreement.  This Agreement constitutes the entire
              ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         8.7  Waivers.  No waivers of or exceptions to any term, condition or
              -------
provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         8.8  Pronouns.  Whenever the context may require, any pronouns used
              --------
in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         8.9  Counterparts; Facsimile Signatures.  This Agreement may be
              ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an
original, and all of which shall constitute one and the same document.   This
Agreement may be executed by facsimile signatures.

         8.10  Section Headings.  The section headings are for the convenience
               ----------------
of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

                         [signatures on following page]

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     Executed as of the date first written above.

                              COMPANY:

                              PRIME RESPONSE, INC.

                              By: /s/ Peter J. Boni
                                  -------------------------------
                                  Name: Peter J. Boni
                                  Title: Chief Executive Officer
                                         and President

                              PURCHASER:

                              ANDERSEN CONSULTING LLP

                              By: /s/ J. Patrick O'Halloran
                                  -------------------------------
                                  Name: J. Patrick O'Halloran
                                  Title: Partner

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